SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2004

DAVE & BUSTER’S, INC.

(Exact name of registrant as specified in its charter)

Missouri (State of incorporation)	0000943823 (Commission File Number)	43-1532756 (IRS Employer Identification Number)

2481 Manana Drive
Dallas TX 75220
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 357-9588

Item 5. Other Events and Required FD Disclosure.
EX-99.1 News Release

Item 5. Other Events and Required FD Disclosure.

     On January 6, 2004, we issued a news release regarding the Company’s fiscal 2004 guidance and updated fourth quarter 2003 guidance. A copy of the news release is furnished herewith as Exhibit 99.1.

Exhibits. The following are filed as Exhibits to this Report:

     99.1     Dave & Buster’s, Inc. News Release dated January 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: January 19, 2004	By: /s/ W. C. Hammett, Jr. W. C. Hammett, Jr. Senior Vice President & Chief Financial Officer

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